SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 6, 1994

                     Standard Motor Products, Inc.



                                New York


              1-4743                                      11-1362020
(Commission File Number)                    (I.R.S. Employer Identification No.)


37-18 Northern Boulevard, Long Island City, NY                       11101
(Address of Principal Executive Offices)                             (Zip Code)


                             (718) 392-0200
          (Registrant's Telephone Number, including Area Code)


                             Not Applicable
     (Former Name or Former Address, if Changes Since Last Report)



 Item 4          Changes in Registrant's Certifying Accountant

        Effective July 6, 1994, the Registrant changed its prior certifying principal accountant from David Berdon & Co. ("DB") to KPMG Peat Marwick ("KPMG").

        DB's reports on the Registrant's financial statements for the two fiscal years ended December 31, 1993 contained no adverse opinions or disclaimers of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

        The decision to dismiss DB was unanimously approved by the Audit Committee of the Board of Directors of the Registrant.

        During the two fiscal years ended December 31, 1993 and the quarter ended March 31, 1994, there were no disagreements between the Registrant and DB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DB, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

        None of the "reportable events" described in Item 304(a)(1)v) of Regulation S-K occurred with respect to the Registrant during the two fiscal years ended December 31, 1993 and the period from January 1, 1994 through July 6, 1994.

        Effective July 6, 1994, the Registrant engaged KPMG as its principal accountant.












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 Item 7.         Financial Statements and Exhibits



        Exhibit Number                          Description
                1

                                        Letter dated July 6, 1994 from David
                                        Berdon & Co. to the Securities and
                                        Exchange Commission relating to its
                                        concurrence with the statements
                                        concerning it made by the Registrant in
                                        this Current Report.





































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                                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  STANDARD MOTOR PRODUCTS, INC.


                                                  BY:    Michael J. Bailey
                                                         Michael J. Bailey
                                                         Vice President and
                                                         Chief Financial Officer



July 6, 1994





































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                             EXHIBIT INDEX



Exhibit Number                 Description                            Page

        1
               Letter dated July 6, 1994 from David Berdon & Co.         7
               to the Securities and Exchange Commission relating to its concurrence with the statements concerning it made by the Registrant in this Current Report.















































                                   5























                                   EXHIBIT 1




































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[LOGO]


                                                                     EXHIBIT 1
Securities and Exchange
  Commission
Washington, D.C. 20549

Gentlemen:

We were previously the accountants for Standard Motor Products, Inc. and Subsidiaries, and, on February 25, 1994, we reported on the consolidated financial statements of Standard Motor Products, Inc. and Subsidiaries ("SMP") as of and for the two years ended December 31, 1993. On July 6, 1994, we were dismissed as principal accountants of Standard Motor Products, Inc. We have read Standard Motor Products, Inc.'s statements included under item 4 of its form 8-K dated July 6, 1994, and we agree with such statements.

                                                Very truly yours,



                                                DAVID BERDON & CO.





New York, N. Y.
July 6, 1994